Exhibit 99.1

Copyright © 2022 Allarity Therapeutics. All rights reserved. Nasdaq: ALLR Personalized Cancer Care. Realized. Steve R. Carchedi, CEO H1 2022

Legal Statement

This presentation is provided for informational purposes only and is subject to change. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources, and may rely upon assumptions, stated or otherwise, and forward-looking statements discussed below. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any forward-looking statements, modeling or any other information contained herein. Allarity Therapeutics, Inc. (collectively "Allarity Therapeutics," "Allarity," or the "Company") assume no obligation to update the information in this presentation. This material is not for the benefit of, and does not convey any rights or remedies for the benefit of, any holder of securities or any other person. This material is not intended to provide the basis for evaluation of any transaction and does not purport to contain all information that may be required and should not be considered a recommendation or opinion of any kind with respect to any transaction.

No Offer or Solicitation. This material shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements. This presentation *contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.* Forward-looking statements provide Allarity's current expectations or forecasts of future events. The words "anticipates," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predicts," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking *These forward-looking statements include, but are not limited to, statements relating to the resubmission of the NDA for dovitinib and MMA for the drug-*specific DRP® companion diagnostic for dovitinib, *and ongoing clinical trials for stenoparib* and IXEMPRA®. *Any forward-looking statements in this press release are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that results of a clinical study do not necessarily predict final results and that one or more of the clinical outcomes may materially change following more comprehensive reviews of the data, and as more patient data become available, the risk that results of a clinical study are subject to interpretation and additional analyses may be needed and/or may contradict such results, the receipt of regulatory approval for dovitinib,* the drug-specific DRP® companion diagnostic for dovitinib, *or any of our other therapeutic candidates or, if approved, the successful commercialization of such products, the risk of cessation or delay of any of the ongoing or planned clinical trials and/or our development of our product candidates, the risk that the results of previously conducted studies will not be repeated or observed in ongoing or future studies involving our therapeutic candidates, and the risk that the current COVID-19 pandemic will impact the Company's current and future clinical trials and the timing of the Company's preclinical studies and other operations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our annual report on Form 10-K on file with the Securities and Exchange Commission, available at the Securities and Exchange Commission's website at* www.sec.gov, *and as well as discussions of potential risks, uncertainties and other important factors in the Company's subsequent filings with the Securities and Exchange Commission. All information in this* presentation *is as of the date of the* presentation, *and the Company undertakes no duty to update this information unless required by law.*

Any financial projections in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Allarity's control. While all projections are necessarily speculative, Allarity believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Allarity or their representatives, considered or consider the projections to be a reliable prediction of future events.

allarity™ THERAPEUTICS

Allarity Therapeutics 2

3 Allarity Therapeutics Company Snapshot: New Therapeutics for Unmet Cancer Needs We are building an oncology - focused pharmaceutical company using our world - class, highly validated companion diagnostics platform to achieve true, personalized cancer care. Robust pipeline of 3 clinical - stage cancer therapeutics that address significant oncology markets Type C meeting with FDA for Dovitinib 2Q 2022 regarding resubmission of NDA/PMA Patented Drug Response Predictor (DRP ® ) platform creates drug - specific, companion diagnostics to select and treat likely responder patients Developed, validated and perfected over past 15 years U.S. Nasdaq listed (December 2021) Anchored by a $20M institutional investment (U.S.) De - listed from Stockholm, SE stock market

4 Allarity Therapeutics Our Pipeline – Making Good Drugs Better with DRP ® PHASE 1/2 PHASE 2 PHASE 3 NDA STATUS/ PARTNER Dovitinib Pan - tyrosine kinase inhibitor Type C FDA meeting in 2Q 2022* Stenoparib PARP and tankyrase inhibitor Microtubule inhibitor US Approved and out - licensed to Allarity in EU 2X - 111 Doxorubicin in GSH - linked liposome enabling BBB penetration Each program will be advanced with a drug - specific DRP ® companion diagnostic to select and treat patients likely to benefit from treatment. Renal Cell Carcinoma Ovarian Cancer Metastatic Breast Cancer (EU) Primary Brain Cancer (Glioblastoma) Primary Pipeline Secondary Pipeline *Allarity received Refusal - to - File (RTF) letters from FDA on pending NDA & PMA in February 2022.

5 Most advanced stage Phase 3 Phase 3 Phase 2 Phase 2 Phase 3 Phase 3 Number of assets in clinic 2 2 2 2 2 5 Peer Review Clinical validation publications 1 0 0 0 0 13 $1.1B $600M $303M $78M $74M $17M Kura Oncology Bioxcel Therapeutics Gritstone Bio Lantern Pharma Syros Pharma Allarity Unlocking the Value of an Advanced Oncology Pipeline Allarity Therapeutics * Peer group valuations based upon intraday stock prices as of March 31, 2022 Comparable Public Equities U.S. Nasdaq Listed Equities

Advancing a Phase 2/3 Oncology Rx Pipeline Through Superior Companion Diagnostics

7 Allarity Therapeutics Personalized Therapy for Cancer Patients Requires Predictive Diagnostics to Select Likely Responders to a Given Drug Goal Personalized Medicine Low Average Patient Benefit High Average Patient Benefit Classical Drug Development Treat all of the patients Allarity Approach Treat only patients sensitive to therapy

8 Allarity Therapeutics DRP ® is Distinct from Conventional Biomarker Technology Conventional Biomarker Approaches Largely Fail to Address Complex Tumor Biology and Mechanisms of Drug Response/Resistance Gene Mutation Sequencing Few drugs can be predicted with a single or a few mutations Drug Target Analysis Focus on drug with single target Artificial Intelligence or Machine Learning Approaches Lacks clinical validation Allarity’s DRP ® develops predictive biomarkers based upon complex gene expression analysis Broadly Applicable Extensively Published First - In - Class Retrospectively & Prospectively Validated Regulatory Acceptable Trusted By Clinicians * DRP® is based on comprehensive tumor cell transcriptome data . * DRP® is not based on data mining, AI, or database analysis.

9 In vitro TRANSCRIPT -OMICS HUMAN SYSTEMS BIOLOGY In vitro Drug Response DATA Multi Gene DRP DRUG BLIND CLINICAL VALIDATION 14 How We Approach the Complexity of Cancer Cancer is Complex “Systems biology” is used to analyze all genes (~25,000) expressed in a cancer cell/tumor, without bias towards current knowledge of relevant drug targets or pathways. The Tumor Tells us What is Important Input is generated by taking drug testing data from cancer cell lines. Our DRP ® engine then applies the system biology analysis as a “filter” of human tumor biopsy data, to yield a 50 to 400 gene DRP ® signature for that specific drug. Allarity Therapeutics Graph of all 680 non - redundant proteins

How We Create a Drug-Specific DRP® Signature: example Dovitinib



Entire cancer cell transcriptome measured in 60 cell lines treated with Dovitinib
Upregulated genes identified in dovitinib sensitive and resistant cells
Clinical relevance filter applied using gene expression from 3,500 tumors of mixed origin
Relevant pathways identified and irrelevant pathways removed
DRP FILTER ALGORITHM
DRP FILTER ALGORITHM
DRP FILTER ALGORITHM
drp

- Proprietary and highly advanced statistical and computational biology methodologies are applied to correlate cell growth in vitro after treatment with a drug to the baseline gene expression (transcriptome/mRNA) of the cells.
  - NCI60 cell lines were used for Dovitinib.
  - Analysis generates a ***raw*** outcome data of genes upregulated in sensitive cells and genes upregulated in resistant cells for each drug.
- To assess the biological importance of the upregulated and downregulated genes, a 'clinical relevance' filter of gene expression is applied to 3,500 tumors of mixed origin.
  - Only genes presenting as partaking in pathways in the tumors taken from actual patients in clinical trials will be assessed in the final drug response predictor (DRP®).
  - Importantly, the filter reduces irrelevant background gene expression patterns and thus gives a dramatic improvement in the signal-to-noise ratio.
- **58** Expressed Genes included in the final Dovitinib DRP® signature.

Source: A Drug Response Predictor to Guide Treatment for Breast Cancer; Pharmacogenomics, Vol. 20, No.5 Editorial;
Link: https://www.futuremedicine.com/doi/full/10.2217/pgs-2018-0195 allarity THERAPEUTICS

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11 Compare patients’ tumor gene expression to DRP ® signature Allarity Therapeutics DRP ® Companion Diagnostics: Predicting a Cancer Patient’s Drug Response Identify patients with high DRP ® score for a given drug STRONG WEAK Patients’ biopsy samples Step 1 Step 2 Step 3 WEAK MODERATE STRONG PATIENTS’ TUMORS DRP + PATIENTS’ TUMORS

12 DRP ® Sample Collection Kits DRP ® Sample Collection Kits

DRP® Platform: Extensively Validated in 47 Clinical Trials

PROSPECTIVE CLINICAL TRIALS – PHASE 2		DRP® Clinical Impact
Cisplatin/LiPlaCis®	Phase 2 study (n=37) completed – late-stage metastatic BC	**2-5 fold increase in ORR or TTP** between predicted sensitive and predicted resistant
Stenoparib	Phase 2 study (n=30) underway – 3rd line ovarian cancer	
IXEMPRA®	Phase 2 study (n=60) underway – 2nd line metastatic BC	

RETROSPECTIVE (BLINDED) CLINICAL TRIALS – PHASE 2/3			
Dovitinib Fulvestrant Belinostat 5-FU Epirubicin Exemestane (+ dozens of other validations*)	AML Breast Breast – Metastatic Breast – Neoadjuvant Colon	Lung Lung – NSCLC Ovarian Renal Solid Tumors	**2-5 fold increase in ORR or TTP** between predicted sensitive and predicted resistant

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Primary Pipeline Dovitinib Stenoparib IXEMPRA ®

15 Allarity Therapeutics • Exclusively in - licensed from Novartis. Pan - Tyrosine Kinase Inhibitor (TKI), small molecule, targeted inhibitor of FGFR, VEGFR, and other RTKs • Efficacy demonstrated in Phase 3 Renal Cell Carcinoma ( RCC ) trial, and in Phase 2 studies spanning 4 additional cancers: gastrointestinal stromal tumors (GIST), liver (HCC), breast and endometrial • Dovitinib - DRP ® evaluated in 5 different cancers including RCC, GIST, liver, metastatic breast, and endometrial • Initial NDA submitted in RCC in December 2021 ; pre - market approval (PMA) application filed with FDA for Dovitinib DRP ® companion Dx (April 2021); Type C meeting with FDA 2Q 2022* • GMP drug manufacturing contract in place with LONZA • Development strategy potentially similar to Lenvatinib (Lenvima®) by expanding approved mono - therapy indications after RCC, as well as combo therapy approvals with immune checkpoint inhibitors ( e.g. PD - 1 inhibitors) 1 ) Source: reported sales (2019A) and eValuatePharma (2026E) Dovitinib: A Pan - Tyrosine Kinase Inhibitor (TKI) 0 10 20 30 40 50 60 70 2019A 2026E Breast cancer Renal Cell Carcinoma Liver cancer GIST Endometrial cancer Annual sales 1 in 5 large indications targeted by Dovitinib with DRP ® Dovitinib DRP ® validated in 3rd line RCC; Type C meeting with FDA 2Q 2022* US$ Bn *Allarity received Refusal - to - File (RTF) letters from FDA on pending NDA & PMA in February 2022.

16 Allarity Therapeutics 1. NCT01223027; 49 out of 135 patients that consented to give biopsy that passed QC were DRP ® positive 2. Submitted to FDA April 1, 2021 Our Validated Dovitinib DRP ® Identifies Responsive Patients • Dovitinib DRP ® positive: • median 15.0 months OS at 50% DRP® score • median 20.6 months OS at 67% DRP® score • Sorafenib comparator: median 11.2 months OS 2 • N=286 sorafenib, Hazard Ratio: 0.69; 95% Confidence Interval 0.48 - 0.99 in 50% DRP® score group (N=49) • Hazard Ratio: 0.55; 95% Confidence Interval 0.28 - 1.08, in 67% DRP® score group (N=15) Dovitinib DRP ® identified patients with overall survival (OS) benefit in Novartis Phase 3 in 3 rd line RCC 1 Kaplan - Meier Plot – Summary of OS, Efficacy Evaluable Population With Number of Subjects at Risk Time (months) Survival Probability

17 Allarity Therapeutics 1. Source: reported sales (2019A) and eValuatePharma (2026E) 2. Source: EDISON analyst report (September 2020) + adjustment for DRP ® methodology impact Dovitinib: Initial Market Opportunity in Kidney Cancer 0 20 40 60 80 100 120 140 Dovitinib peak sales in RCC Sorafenib sales (2019) in RCC Expecting Strong Utilization of Dovitinib Based On Doubling of Therapeutic Benefit Dovitinib Peak Revenue Estimate in 3L RCC US $MM • Treatment setting = 3 rd line therapy in advanced RCC. • RCC selected as lead indication for fastest path to approval . • Alternative to Sorafenib (NEXAVAR ® ) and other Rx options in this patient group. • Sorafenib sales (2019) in RCC = ~$125 million. 1 • Useful comparable for Dovitinib sales potential as a similar pan - TKI in 3 rd line RCC setting. • DRP ® enables selection of top 50% responder patients with more than a doubling of therapeutic benefit . • Target RCC patient population would first get DRP ® screened, and those who are positive receive Dovitinib prior to other options . • DRP ® on label as mandatory companion Dx allows for drug pricing premium . • Dovitinib peak sales projection in RCC alone = $75 million. 2 • Potential sales expansion in RCC in combination with immune - checkpoint inhibitors.

18 0 100 200 300 400 500 600 Dovitinib peak sales projection in HCC alone Sorafenib sales (2019) in HCC Dovitinib Peak Revenue Estimate in 1L HCC Allarity Therapeutics 1. Source: reported sales (2019A) and eValuatePharma (2026E) 2. Source: Estimated half of Sorafenib sales in HCC + adjustment for DRP methodology impact Dovitinib: Exemplary Follow - On Market Opportunity in Liver Cancer Prior Phase 2 Trials Have Shown Promising Efficacy in HCC, GIST, mBC & Endometrial cancer US $MM • Treatment setting = 1 st line therapy in advanced/unresectable HCC. • Alternative to Sorafenib (NEXAVAR ® ) and other Rx options in this patient group. • Sorafenib sales (2019) in HCC = ~$550 million. 1 • Useful comparable for Dovitinib sales potential as a similar pan - TKI in 1 st line HCC setting. • DRP ® enables selection of top 50% responder patients with more than a doubling of therapeutic benefit . • Target HCC patient population would first get DRP® screened, and those who are positive receive Dovitinib prior to other options . • DRP ® on label as mandatory companion Dx allows for drug pricing premium . • Dovitinib peak sales projection in HCC alone = $225 million. 2 • Potential sales expansion in HCC in combination with immune - checkpoint inhibitors. JGC18 JGC19 JF20

19 Allarity Therapeutics Dovitinib: Evaluating Multiple Commercial Opportunities Potential Regional Oncology Commercialization Partners Have Been Identified • Dovitinib commercialization strategy: enter into marketing partnerships with leading regional oncology therapeutics companies to achieve optimal market penetration in key regions. • Existing discussions on - going with prominent regional partners in: • MENA region • LATM region • China region • EU region • U.S. • Regional partnership deals will include: • Approval milestone payments to Allarity. • Tiered royalties on Dovitinib sales in each region.

20 Allarity Therapeutics 1) PARP = Poly ADP - Ribose Polymerase, a critical cellular enzyme for repair of certain type of DNA strand breaks; Data comes fro m eValuatePharma 2) Under Eisai, stenoparib (2X - 121) was formally known as E7449 Stenoparib: A Dual PARP and Tankyrase Inhibitor Annual sales 1 (US$m) in indications targeted by Stenoparib with DRP ® 0 2,000 4,000 6,000 8,000 10,000 12,000 2019A 2026E Ovarian cancer Pancreatic cancer • Exclusive Global license from Eisai for stenoparib 2 . First - in - class small molecule targeted inhibitor of DNA damage repair enzymes (PARP) and telomerase maintenance enzymes (Tankyrase). • DRP ® validated in both ovarian and pancreatic cancer • Phase 2 in ovarian cancer – enrolling at Dana - Farber Cancer Inst. (U.S.) • Opening new sites in U.S. and EU in Q4 2021 • Anticipated interim data readout in H2 2022 (n = 30) • Global PARP market projected to reach $9 Billion by 2027 for use in ovarian cancer • Broad potential both as mono - therapy and in combination with IO and/or chemotherapy, as there is no myelosuppression in clinically relevant doses with Stenoparib 20.7% CAGR

21 Allarity Therapeutics Plummer et al, ASCO 2018, Plummer et al, Br J Cancer 123(4):525 - 533, 2020 Our Validated Stenoparib DRP ® Identifies Responsive Patients Results of Phase I Trial Response rate below DRP ® cutoff of 50: 0% All comers ORR: 15% Response rate above DRP ® cutoff of 50: 33% All 8 histologies Responders Nonresponders 0 2 0 4 0 6 0 8 0 1 0 0 Clinical response D R P p r e d i c t e d 2 X − 1 2 1 s e n s i t i v i t y ( a d j u s t e d f o r d o s e 5 0 − 8 0 0 m g ) Responders Nonresponders 0 2 0 4 0 6 0 8 0 1 0 0 CC=0.43, P=0.07 Stenoparib DRP ® predicts drug response in biopsies from the Eisai Phase 1 trial

Stenoparib: Well Positioned in PARP Competitive Landscape

"… the identification of reliable biomarkers will be critical for the success of this targeted agent" [1]

Product	Owner	Stage	Response biomarker	Export Resistance (PgP mediated)	Absence of Myelotoxicity (Myelotox)	Multi-targeted (PARP/ Tankyrase)	PARP trapping	BBB penetration	Strong maintenance opportunity
Olaparib	AstraZeneca	Approved	BRCA	✗	✗	✗	✓	✗	✓
Niraparib	gsk / TESARO	Approved	BRCA/HRD	✗	✗	✗	✓	✗	✓
Veliparib	abbvie	Phase 3	BRCA	✗	✗	✗	✗	✗	✗
Rucaparib	CLOVIS ONCOLOGY	Approved	BRCA	✗	✗	✓	✓	✗	✓
Talazoparib	Pfizer	Approved	BRCA	✓	✗	✗	✓	✗	✓
Stenoparib	allarity THERAPEUTICS	Phase 2	DRP®	✓	✓	✓	✓	✓	✓

Value Proposition

Allarity PARP inhibitor (Stenoparib) with exclusive DRP®: a novel, multi-targeted drug (Tankyrase and PARP inhibition) with improved efficacy, no myelotoxicity, and less drug resistance resulting in improved patient outcomes

1) Lars M. Wagner, Division of Pediatric Hematology/Oncology, University of Kentucky, Lexington, KY, USA, in "Profile of veliparib and its potential in the treatment of solid tumors." Onco Targets Ther. 2015; 8: 1931–1939. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4524591

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23 Allarity Therapeutics • Exclusively in - licensed for EU from R - PHARM U.S. Microtubule Inhibitor, originally developed and marketed by Bristol Myers Squibb. • Approved and marketing in U.S. for the treatment of mBC: • in combination with capecitabine for the treatment of metastatic or locally advanced breast cancer in patients after failure of an anthracycline and a taxane. • as monotherapy for the treatment of metastatic or locally advanced breast cancer in patients after failure of an anthracycline, a taxane, and capecitabine. • Allarity is currently conducting a Phase 2, DRP ® - guided trial in EU for treatment of mBC as monotherapy per the U.S. label; 9 trial sites enrolling. • Interim data readout anticipated in H2 2022 (n = 30) • R - PHARM providing free drug supply to support Phase 2 trial. • R - PHARM has first buy - back option following Phase 2 completion at FMV. • Pre - agreed license terms for Allarity in event R - PHARM does not re - acquire program IXEMPRA ® (Ixabepilone): A Microtubule Inhibitor IXEMPRA® approved in U.S. for 2 nd Line metastatic BC; Phase 2 Trial for mBC Ongoing in EU Ixempra ® in the U.S. 4.1 5.7 Capecitabine Ixempra + Capecitabine Sales reached US$ 117m Progression Free Survival (months)

24 IXEMPRA ® Arm Allarity Therapeutics 1) Perez et al (2007) in mBC patients resistant to anthracycline, taxane, and capecitabine 2) Thomas et al (2007) in mBC patients resistant to taxanes IXEMPRA ® DRP ® Nearly Doubles ORR in Neoadjuvant BC p C R N o _ p C R 0 2 0 4 0 6 0 8 0 1 0 0 Ixabepilone arm Response P r e d i c t e d I x a b e p i l o n e s e n s i t i v i t y p C R N o _ p C R 0 2 0 4 0 6 0 8 0 1 0 0 Ixempra ® DRP ® selected patients ORR 21% (CBR* 42%) 0% 20% 40% 60% Resistant to anthracycline, taxane and capecitabine Resistant to taxane With previous adjuvant anthracycline therapy No previous taxane therapy Estimated ORR in DRP+ patients Ixempra ® unselected patients ORR 11.5 1 - 12% 2 N=138, p=0.0004 * CBR refers to Clinical Benefit Rate (CR+PR+SD>6months) IXEMPRA ® DRP ® more accurately predicts response to this drug based upon published biopsy data from a trial of ixabepilone in neoadjuvant BC

25 Allarity Therapeutics • We have monetized our prior secondary pipeline programs through external partnerships • LiPlaCis ® out - licensed to Chosa ApS (an affiliate of Smerud Medical Research Int’l) in April 2022 for further clinical & commercial development in connection with cisplatin - DRP ® companion Dx. • Phase 2 development in late - stage metastatic breast cancer • Allarity eligible to receive regulatory milestone payments • Irofulven reacquired by Lantern Pharma in July 2021 for further clinical and commercial development in bladder and prostate cancers, optionally in connection with DRP® companion Dx. • Allarity eligible to receive regulatory development milestone payments and royalties on sales • 2X - 111 currently in discussions with Smerud Medical Research Int’l for potential out - license for further clinical & commercial development in connection with doxorubicin - DRP ® companion Dx. • Phase 2 development in glioblastoma multiforme (GBM) Partnered Secondary Pipeline Programs

Leadership, I.P., & Strategic Milestones

27 James G. Cullem, JD Chief Business Officer Allarity Therapeutics Our Senior Leadership Team Marie Foegh, MD Chief Medical Officer Steen Knudsen, PhD Chief Scientific Officer, Co - Founder Steve R. Carchedi Chief Executive Officer (Joined September 2019) Jens E. Knudsen Chief Financial Officer (Joined November 2020) Thomas Jensen Senior Vice President, Information Technologies Co - Founder

Advisory Board: World-Class Key Opinion Leaders



DAN VON HOFF, MD

Physician in Chief, Distinguished Professor at the Translational Genomics Research Institute (TGen) in Phoenix, Arizona. Virginia G. Piper Distinguished Chair for Innovative Cancer Research at HonorHealth. Chief Scientific Officer for US Oncology Research



JOYCE A. O'SHAUGHNESSY, MD

Co-Chair of Breast Cancer Research and Chair of Breast Cancer Prevention Research at Baylor-Sammons Cancer Center and for The US Oncology Network



URSULA A. MATULONIS, MD

Chief and Director of the Division of Gynecologic Oncology at DFCI. Professor of Medicine at Harvard Medical School. First recipient of Brock-Wilson Family Chair at DFCI.



MANSOOR RAZA MIRZA, MD

Chief Oncologist at the Dept. of Oncology, Rigshospitalet, Copenhagen University Hospital, Denmark and Medical Director of the Nordic Society of Gynecologic Oncology-Clinical Trial Unit (NSGO-CTU). He is also Vice-Chairman of the Danish Society of Gynecologic Oncology (DGCG).

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Our Board of Directors



DUNCAN MOORE
Chairman

Duncan is a partner in East West Capital Partners and currently serves as Chairman of Lamellar Biomedical, a Director at Braidlock Limited, and Chairman the Advisory Board of the Scottish Life Sciences Association. Earlier in his career, Duncan was Global Head of Healthcare Research at Morgan Stanley.



STEVE R. CARCHEDI
Director, CEO

Steve was previously CEO at Apexian Pharmaceuticals and Raphael Pharmaceuticals (formerly Cornerstone Pharmaceuticals). Earlier in his career, Steve held senior leadership positions at Mallinckrodt, General Electric, Johnson & Johnson, Eli Lilly & Company and Bristol Myers Squibb.



GAIL J. MADERIS
Director

Gail is currently CEO of Antiva Biosciences, Inc., and a Board member at Valitor, Inc., the BIO Emerging Companies governing group, and the U.C. Berkeley Foundation Board of Trustees. Earlier in her career, Gail was CEO at Five Prime Therapeutics, Inc., President of Genzyme Molecular Oncology, and a Manager at Bain & Company.



SØREN GADE
Director

Søren is currently Member of the European Parliament and was former Minister of Defense in Denmark. He current serves on the Board of TecLeaf ApS, CSR Invest ApS, and the Fulton Foundation, and also serves as Protektor for the Danish Colon Cancer Association. He holds an MSc degree in Economics.

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30 Allarity Therapeutics • 15 DRP ® patents granted covering 70 different oncology drugs • Additional DRP ® patent applications pending focused on primary pipeline • Recent USPTO allowance on 3 pending applications including our Dovitinib DRP ® • Patent strategy allows us to file new patent applications as we develop DRP®’s for additional oncology drugs • Additional protection from composition - of - matter, formulation, and method - of - use patents for priority programs Strong & Expanding Intellectual Property Portfolio Global IP Protection for Foundational DRP® Technology

31 H1 2022 – H1 2023 Allarity Therapeutics Upcoming Milestones to Deliver Significant Value Creation Delivering significant value over the next 12 - 15 months through multiple value - creating inflection points U.S. Nasdaq Listing & Strengthening of B/S - Nasdaq listed in December 2021 - Greater access to U.S. investors; increased cash position to fund operations Dovitinib - NDA submitted in Q4 2021 - Type C RTF Meeting with FDA in Q2 2022 - Initiate pediatric study in osteosarcoma by end of 2022 Stenopar ib - Anticipated interim Phase 2 data readout in H2 2022 (ovarian cancer) - Potential initiation of new Phase 1b combo Rx trial I XEMPRA ® - Anticipated interim Phase 2 data readout in H2 2022 (mBC) - Potential program exit to strategic partner

32 Allarity Therapeutics Advanced oncology pipeline with multiple mid to late clinical - stage drug candidates and opportunities for external partnering. Key value inflection points in 12 - 18 months. Industry leading DRP ® companion Dx technology platform validated across more clinical trials than any other competitor. NDA for Dovitinib submitted in December 2021; supported by PMA application for use of Dovitinib DRP® companion Dx; RTFs received in Q1 2022. Type C meeting with FDA expected in Q2 2022. NASDAQ listed end of 2021. Cash runway into early 2023. No debt. Key Investment Highlights allarity™
THERAPEUTICS

James G. Cullem
Chief Business Officer
+1 (978) 500-0863
jcullem@allarity.com

Steve R. Carchedi
Chief Executive Officer
+1 (908) 720-1786
scarchedi@allarity.com

allarity.com

FAQs About Our DRP® Platform Technology

Q: *What are the different filter rings in the graphic of how DRP® works?*

A: They represent (i) our proprietary correlation analysis, (ii) our proprietary clinical biopsy filter, and (iii) our final statistical refinement step.

Q: *Why is a 50% cut-off optimal for DRP® companion Dx patient scoring?*

A: Because our 35+ prior clinical validations for DRP® have proven that selecting the top 50% of patients, by DRP® score, reliably captures most responders while excluding most non-responders. ROC analysis after a trial confirm the cutoff selected before a trial.

Q: *Why does a DRP® companion Dx typically range between 50-400 key expressed genes?*

A: Because that is the number of expressed genes our algorithm identifies as relevant to response or resistance to a given drug, incorporating necessary biomarkers of both response and resistance.

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FAQs About Our DRP® Platform Technology

Q: *Are DRP® companion Dx validations based upon retrospective or prospective trial analysis?*

A: Both. We have completed 35+ retrospective validations (including blinded retrospective validations) and 1 prospective validation to date.

Q: *Is there any special or proprietary way that individual patient biopsies are collected for DRP® analysis?*

A: No. We typically receive standard formalin-fixed, paraffin-embedded (FFPE) biopsy material, from which we extract all expressed mRNA, which we then analyze by industry standard AffyChip™ array technology.

Q: *Why is the DRP® Platform distinct and superior to other companion Dx approaches?*

A: Most importantly, because it is more highly, clinically validated than any other oncology companion Dx platform, and more extensively peer-review published and patented.

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36 Allarity Therapeutics DRP ® Platform: 47 Clinical Validations, 32 Drugs/Combos Table 1. Overview of DRP clinical validations, with evidence level and clinical impact: 32 drugs or drug combinations, 47 clinical trials Level III: Retrospective Level II: Prospective with banked samples Level I: Prospective or confirmatory Cisplatin/LiPlaCis Breast, ovarian, lung NSCLC Metastatic breast Fulvestrant Neoadjuvant breast Metastatic breast Dovitinib HCC, Breast Renal, endometrial Dovitinib GIST, metast breast Epirubicin Neoadjuvant breast Metastatic breast 5-FU Colon Colon Belinostat AML Exemestane Metastatic breast 2X121 PARPi Solid tumors Ixabepilone Neoadjuvant breast Tamoxifen Adjuvant breast Docetaxel Neoadjuvant breast Metastatic breast Methotrexate ALL CHOP DLBCL (mRNA) DLBCL (miRNA) Cis-Epi-Cap Esophagus VDCMA Pediatric ALL Pediatric ALL ABVD Hodgkin Decitabine AML Tarceva NSCLC Sorafenib NSCLC Cetuximab Colon Bortezomib Multiple myeloma Melphalan Multiple myeloma Paclitaxel Neoadjuvant breast Metastatic breast Doc-cyc Breast Anastrozole Breast Breast FOLFOX/FOLFIRI Colon Total Therapy 3 Multiple myeloma Eribulin Metastatic breast Vinorebine Metastatic breast Capecitabine Metastatic breast Clinical impact legend Strong CC>0.4 or HR<0.5 Moderate CC<0.4 and HR>0.5 Weak CC<0.1 or P>0.05

37 Allarity Therapeutics Publications of Clinical/Method Validation for Drug - Specific DRP®’s List of peer-review publications describing clinical validation or method validation of DRPs for different drugs in different cancer types. Each DRP is specific to one drug. 1. Chen J, et al. A 71-gene signature of TRAIL sensitivity in cancer cells. (October 2011); Mol Cancer Ther, 10.1158/1535-7163. 2. Wang W, et al. Independent validation of a model using cell line chemosensitivity to predict response to therapy. J Natl Cancer Inst. (2013) Sep 4;105(17):1284-91 3. Knudsen S, et al. Development and validation of a gene expression score that predicts response to fulvestrant in breast cancer patients. PLoS One. 2014 Feb 5;9(2):e87415 4. Knudsen S, et al. Development and blind clinical validation of a microRNA based predictor of response to treatment with R-CHO(E)P in DLBCL. PLoS One. (2015) Feb 18;10(2):e0115538 5. Buhl IK, et al.. Cell Line Derived 5-FU and Irinotecan Drug-Sensitivity Profiles Evaluated in Adjuvant Colon Cancer Trial Data. PLoS One. (2016); 11(5): e0155123. 6. Winther M, et al. Clinical Impact of a Novel MicroRNA Chemo-Sensitivity Predictor in Gastrooesophageal Cancer. PLoS One. (2016); 11(2): e0148070. 7. Rücker FG, et al. Molecular dissection of valproic acid effects in acute myeloid leukemia identifies predictive networks. Epigenetics. (2016) Jul 2;11(7):517-25. 8. Prahm KP, et al. Clinical validation of chemotherapy predictors developed on global microRNA expression in the NCI60 cell line panel tested in ovarian cancer. PLoS ONE (2017) 12(3): e0174300. 9. Bohl S, et al. Gene expression analysis of decitabine treated AML: high impact of tumor suppressor gene expression changes. Leukemia & Lymphoma (2017) Vol. 58, Iss. 9, 2264-2267 10. Vangsted A.J., et al. Drug response prediction in high-risk multiple myeloma. Gene (2018) 644 80-86 11. Buhl IK, et al. Molecular prediction of adjuvant cisplatin efficacy in Non- Small Cell Lung Cancer (NSCLC)—Validation in two independent cohorts. PLoS ONE (2018) 13(3): e0194609. 12. Buhl ASK, et al. Predicting efficacy of epirubicin by a multigene assay in advanced breast cancer within a Danish Breast Cancer Cooperative Group (DBCG) cohort: a retrospective-prospective blinded study. Breast Cancer Res Treat. (2018) Aug 11. 13. Christensen TD, et al. Prediction of fulvestrant efficacy in patients with advanced breast cancer: retrospective-prospective evaluation of the predictive potential of a multigene expression assay. Breast Cancer. (2019) Oct 25. doi: 10.1007/s12282-019-01017-7 14. Plummer R., et al. First-in-human study of the PARP/tankyrase inhibitor E7449 in patients with advanced solid tumours and evaluation of a novel drug-response predictor. Br J Cancer (2020) 123(4):525-533. https://doi.org/10.1038/s41416-020-0916-5

38 Allarity Therapeutics Dovitinib’s Place in the 3 rd Line RCC Treatment Landscape NCCN GUIDELINES V 2.2022 - SEPTEMBER 8, 2021 CLEAR CELL RCC THERAPY BEYOND FIRST LINE Preferred Regimen Other Recommended Regimens Useful in Certain Circumstances Cabozantinib Axitinib Everolimus Lenvatinib + Everolimus Axitinib + Pembrolizumab Bevacizumab Nivolumab Cabozantinib + Nivolumab High-dose IL-2 Dovitinib DRP® Selected* Ipilimumab + Nivolumab Sorafenib Lenvatinib + Pembrolizumab Temsirolimus Pazopanib Sunitinib Tivozanib* Axitinib + Avelumab *For patients who received >2 prior systemic therapies November 10, 2021